Viking Small-Cap Value Fund	[Logo]

Summary Prospectus || May 10, 2010
Ticker: VSVAX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated April 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

The Fund seeks long-term total return and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Your Account" on page 25 of the Fund's prospectus and "Buying and Selling Shares" on page 31 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.62%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	2.88%
Fee Waivers and Expense Reimbursements(2)	(1.22)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.66%

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(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses do not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from April 30, 2010 through April 29, 2011 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding extraordinary and non-recurring expenses and Acquired Fund Fees and Expenses) do not exceed 1.65% of average daily net assets. If the Fund incurred extraordinary or non-recurring expenses, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be higher than what is shown in the table above. This expense limitation agreement may only be terminated or modified prior to April 29, 2011 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$686	$1,288	$1,952	$3,925

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.74% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowing for investment purposes) in equity securities of small-capitalization companies. The Fund currently defines small-cap companies as companies with total market capitalization of no more than $3 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a company's securities after it has grown beyond $3 billion.

The Fund invests primarily in the equity securities of U.S. companies that are among the leaders in their respective industries. Equity securities generally entitle the holder to participate in a company's operating results. These include common stocks and preferred stocks. The Fund's Portfolio Management Team ("Team") invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process that seeks to identify companies whose stocks sell at below average price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples but whose earnings growth rates are above average. Favored are high quality companies, those with dominant and growing business franchises, strong balance sheets and predictable cash flows. The Team attempts to discern situations where intrinsic asset values are not widely recognized. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. Although the Team employs a disciplined "bottom-up" approach to identify undervalued stocks, it is sensitive to emerging trends in different economic sectors. The Team will consider selling a security if its valuation target is achieved or if its business fundamentals have deteriorated.

The Fund may invest up to 20% of its net assets in sponsored American Depositary Receipts ("ADRs"). ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

During unusual market or other conditions, the Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash and cash equivalents. During such times, the Fund may be unable to pursue its investment objective.

The Fund does not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Similarly, when the value of the Fund's investments goes up, its share price does as well. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Small-cap stock risk. Small company stocks may present greater opportunities for capital appreciation, but tend to be more volatile than stocks of larger companies, in part, because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news.

Securities of foreign issuers. Although they may add diversification, investments in U.S. dollar-denominated securities of foreign issuers, such as ADRs, can be riskier, due to political instability, less government supervision, less regulation, less publicly available information and lack of uniform accounting standards.

Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy. The Team's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective. With a value approach, there is also the risk that the stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks.

Common stock risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Preferred stock risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Total Annual Return per Calendar Year (bar chart)

2002	-8.87%
2003	32.94%
2004	17.86%
2005	4.18%
2006	14.02%
2007	2.41%
2008	-27.12%
2009	23.82%

During the eight-year period shown in the bar chart, the highest return for a quarter was 18.67% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.97% (quarter ended December 31, 2008).

The table below shows the Fund's average annual returns for 1 and 5 years, and since inception, and how they compare with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	Average Annual Total Returns (for the periods ended December 31, 2009)
	1 Year	5 Years	Since Inception (May 3, 2001)

Return Before Taxes	17.28%	0.79%	4.96%
Return After Taxes
On Distributions	17.21%	0.27%	4.62%
On Distributions and Sale of Fund Shares	14.69%	0.69%	4.34%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	6.35%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Sub-Adviser

Fox Asset Management LLC ("Fox") is the Fund's investment sub-adviser.

Portfolio Managers

The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

Employee	Length of Service to Fund	Title
Gregory Greene (Lead Portfolio Manager)	Since January 2006	Managing Director of Fox
Robert J. Milmore	Since June 2006	Vice President of Fox
J. Bradley Ohlmuller	Since November 2005	Principal of Fox

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. Minimum investments are described below:

Minimum Investments	Initial	Additional
Regular Accounts	$500	$25
UGMA/UTMA Accounts	$250	$25
IRAs, Roth IRAs, SEP IRAs, Simple IRAs or IRA rollovers	$250	$25
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRAs, Simple IRAs or IRA rollovers)	$25	$25
Automatic Investment Plan	$25	$25

You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains (whether you reinvest your distributions in additional Fund shares or receive them in cash).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.